                                                                  EXHIBIT 10.62

                              AMENDMENT NUMBER 3
                     TO THE MASTER INTERCOMPANY AGREEMENT

      THIS AMENDMENT NUMBER 3 (this "Amendment") to the Master Intercompany
Agreement (the "Agreement") dated as of April 26, 1993, as amended September
20, 1996 and August 16, 2000, between International Truck and Engine
Corporation (f/k/a Navistar International Transportation Corp.), a Delaware
corporation ("International"), and Navistar Financial Corporation, a Delaware
corporation ("NFC"), is made and entered into this ____ day of March 2002 between International and NFC.

      WHEREAS,  in the ordinary course of its business NFC may find it necessary, desirable or convenient to enter into various transactions to fund, benefit or otherwise execute its business operations;

      WHEREAS, International desires to facilitate NFC's ability to enter into such transactions on terms and conditions acceptable to NFC by providing NFC with credit or other forms of support and assistance, either directly or through its affiliates, as NFC shall find necessary, desirable or convenient to accomplish those transactions; and

      WHEREAS, International and NFC desire to amend the Agreement to establish certain procedures for the provision of such assistance to NFC.

      NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree that the Agreement shall be amended as follows:

1.    Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth for such terms in the
           Agreement.

2.    The Agreement is hereby amended by adding Article XII to the Agreement, which Article XII shall read as follows:

           "XII.Provision of Credit and Other Support and Assistance

           From time to time, and at such times as NFC shall find it
           necessary, desirable or convenient, NFC may request International to supply NFC, either directly or through one of its affiliates, with credit or other support or assistance in connection with any financing or other transaction entered into or to be entered into by NFC.  The requested credit or other support or assistance may included, but shall not be limited to, the provision of capital contributions, guarantees, loans, leases, purchase and sale or other transactions involving cash, capital stock, warrants, options, evidences of indebtedness or other securities, assets or property, either tangible or intangible, the provision of
           operational, management, accounting or other services or any combination of the foregoing, and may be supplied directly to NFC, indirectly to a third party or parties through NFC or directly to the third party or parties by the entity supplying such support.
           Neither International nor any of its affiliates shall be under any obligation to supply or arrange any requested credit or other support or assistance, and the terms and conditions of any such credit or other support or assistance shall be mutually agreeable to the parties involved; provided, however, that the provision of such credit or other support or assistance shall be on commercially reasonable terms which shall be no less favorable to NFC than could have been obtained on an arm's-length basis from an unrelated third party.

3.    This Amendment shall be deemed effective on the date hereof.  Except as set forth above, all terms of the Agreement shall be and remain in full force and effect and shall constitute the legal, valid and binding and enforceable obligations of the parties thereto.  To the extent any terms and conditions in the Agreement shall contradict or be in conflict with any provisions of this Amendment, the provisions of this Amendment shall govern.

4.    THIS AMENDMENT AND THE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
           ACCORDANCE WITH, UNLESS OTHERWISE NOTED, THE LAWS OF THE STATE OF
           ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND
           THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND
           THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

5.    This Amendment may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

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                                    * * * *

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the ___ day of March 2002.

                     INTERNATIONAL TRUCK AND ENGINE CORPORATION

                     By:  _______________________________

                     Title:    _______________________________

                     NAVISTAR FINANCIAL CORPORATION

                     By:  _______________________________

                     Title:    _______________________________